UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

XEROX HOLDINGS CORPORATION

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut, 06851-1056

(Address of principal executive offices)

(203) 849-5216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	XRX	NASDAQ Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2023, Joanne Collins Smee transitioned from Xerox Corporation (“Xerox Corporation”) and Xerox Holdings (“Xerox Holdings” and, together with Xerox Corporation, “Xerox”) and ceased to serve as Executive Vice President and President, Americas of Xerox Holdings. In connection with her separation, Ms. Collins Smee entered into a General Release, Non-Competition and Non-Solicitation Agreement with Xerox Corporation on January 10, 2024 (the “Separation Agreement”), pursuant to which she is entitled to receive (i) a lump sum cash payment on or before January 31, 2024 equal to the sum of two times her annual base salary, her target bonus amount and an amount representing the cost of purchasing outside medical coverage, (ii) a cash payment in March 2024 of her 2023 short term incentive bonus based on the company performance and subject to approval by the Compensation Committee of the Board of Directors of Xerox Holdings, (iii) subject to her election of COBRA continuation coverage, continued dental and vision coverage at active employee rates for a period of up to 24 months, (iv) pro-rata vesting of her unvested equity awards under the 2020 Performance Incentive Plan, (v) continued payment by Xerox of life insurance premiums for an employer-provided death benefit for a period of up to 24 months, and (vi) tax preparation services for a period of 24 months up to a maximum total reimbursement of $10,000. The Separation Agreement contains a mutual release of claims and non-disparagement provisions; moreover, under the Separation Agreement, Ms. Collins Smee is subject to certain non-competition and non-solicitation covenants for 18 months following the date of the termination of her employment with Xerox.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	General Release, Non-Competition and Non-Solicitation Agreement, between Xerox Corporation and Joanne Collins Smee, dated January 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

By:	/s/ Flor M. Colón
Name:	Flor M. Colón
Title:	Secretary

Date: January 12, 2024

XEROX CORPORATION

By:	/s/ Flor M. Colón
Name:	Flor M. Colón
Titles:	Secretary

Date: January 12, 2024